UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): December 28, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                        0-16132                 22-2711928
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


          86 Morris Avenue, Summit, New Jersey                  07901
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

         On December 27, 2005, Celgene Corporation issued three press releases announcing: (i) that the U.S. Food and Drug Administration (FDA) granted approval of the REVLIMID(R) (lenalidomide) New Drug Application, or NDA; (ii) a senior management transition plan to be effective May 1, 2006; and (iii) a two-for-one stock split subject to stockholder's approval to increase the number of authorized shares of common stock from 280 million to 580 million. Copies of the Press Releases are furnished as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         John W. Jackson, Chairman and Chief Executive Officer of the Company, will retire as Chief Executive Officer on May 1, 2006. Mr. Jackson will continue as Chairman of the Board of Directors and stand for re-election at the Company's annual meeting on June 15, 2006. On May 1, 2006, Sol J. Barer, President and Chief Operating Officer, will assume responsibility as the Company's Chief Executive Officer, and Robert J. Hugin, Chief Financial Officer, will assume Dr. Barer's current role as President and Chief Operating Officer. Attached hereto as Exhibits 99.2 is the Press Release announcing the senior management transition plan.

ITEM 8.01  OTHER EVENTS.

         On December 27, 2005, the FDA granted approval of the REVLIMID (lenalidomide) NDA, which is indicated for the treatment of patients with transfusion-dependent anemia due to low- or intermediate-1-risk myelodysplastic syndromes associated with a deletion 5q cytogenetic abnormality with or without additional cytogenetic abnormalities. REVLIMID will be available through a REVLIMID Education and Prescribing Safety Program, called RevAssistsm, via contracted pharmacies.

         The Company's Board of Directors' have approved a two-for-one stock split, payable in the form of a 100 percent stock dividend. The stock split is subject to stockholder's approval to increase the number of authorized shares of common stock from 280 million to 580 million, an action that will be voted on at a Special Meeting of the Stockholders on February 16, 2006. If approved stockholders will receive one additional share for every share they own as of the close of business on February 17, 2006. The additional shares are expected to be distributed on or about February 24, 2006. Reporting of Celgene's share price on a split-adjusted basis is expected to commence on or about February 27, 2006. As of November 30, the Company had approximately 170 million shares of common stock outstanding.

         Attached hereto as Exhibits 99.1 and 99.3 are the Press Releases announcing such actions.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibit 99.1   Press Release dated December 27, 2005 announcing
                              FDA's decision to grant REVLIMID NDA approval.

               Exhibit 99.2 Press Release dated December 27, 2005 announcing Senior Management transition plan.

               Exhibit 99.3 Press Release dated December 27, 2005 announcing two-for-one stock split.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELGENE CORPORATION


Date: December 28, 2005                     By: /s/ Robert J. Hugin
                                            ------------------------------------
                                                Name:  Robert J. Hugin
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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EXHIBIT INDEX



Exhibit No.                      Description
-----------                      -----------

   99.1 Press Release dated December 27, 2005 announcing FDA's decision to grant REVLIMID NDA approval.

   99.2 Press Release dated December 27, 2005 announcing Senior Management transition plan.

   99.3 Press Release dated December 27, 2005 announcing two-for-one stock split.